Exhibit 99.1
Serve Robotics Announces Fourth Quarter and Full Year 2025 Results
•Exceeded Q4 and full year 2025 expectations with fourth quarter revenue up roughly 400% year over year to $0.9 million, and full year revenue of $2.7 million, above prior guidance of $2.5 million.
•Scaled the fleet to 2,000 deployed robots by year end, expanding Serve’s operating footprint to 20 cities across 6 major metropolitan areas
•Expanded and diversified the platform through new market launches, the addition of DoorDash alongside Uber Eats, growth to 4,500+ merchant partners, and four strategic acquisitions that strengthen Serve’s robotics and AI platform.
•Raised 2026 revenue outlook to approximately $26 million, driven by continued delivery growth and the addition of Diligent Robotics, which adds recurring revenue and expands Serve’s multi vertical robotics platform.
SAN FRANCISCO, March 11, 2026 — Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomous sidewalk delivery company, today announced financial results for the fourth quarter and full year 2025 ended December 31, 2025.
“What our team accomplished last year is extraordinary. We went from operating in a single city to running the largest autonomous sidewalk fleet in the country, and we did it while delivering near-perfect reliability and surpassing our financial targets,” said Dr. Ali Kashani, Serve’s Co-founder and CEO. “But what excites me the most is the durable flywheel we've built and enhanced with four strategic acquisitions. Physical AI improves with real-world data, better AI makes the fleet more valuable, and a more valuable fleet funds the next turn of the cycle — from city sidewalks to hospital corridors.”
“We entered 2026 from a position of increasing operational scale and financial strength," said Brian Read, CFO of Serve. "In 2025, we exceeded our revenue guidance, improved the mix and quality of our revenue base, and maintained substantial liquidity to support our growth strategy. With our raised 2026 revenue outlook and the addition of Diligent Robotics, we believe we are well positioned to expand recurring revenue, invest with discipline, and continue building long term shareholder value.”
Business Highlights

•National Scale Achieved: Deployed 2,000th robot in mid-December, on time and on plan. Fleet now operates across 20 cities and 6 major metro areas, from Los Angeles to the Washington, D.C. corridor, maintaining a 99.8% delivery completion rate.

•Accelerating Volume and Revenue: Q4 fleet revenue grew 50% quarter-over-quarter and approximately 159% for the full year. Merchant base expanded to over 4,500 restaurant and retail partners, a more than 10x increase from approximately 400 a year ago.

•Platform Partnerships: Now operating as a multi-platform fleet with both Uber Eats and DoorDash, covering over 80% of the U.S. food delivery market. Expanded brand partner lineup to include White Castle alongside existing partners Shake Shack, Little Caesars, and Jersey Mike’s.

•Four Strategic Acquisitions: Completed acquisitions of Vayu Robotics (foundation models for physical AI), Phantom Auto (low-latency connectivity), Diligent Robotics (hospital delivery robots with established revenue operations), and Vebu (kitchen automation). Each acquisition strengthens a specific step of the Serve’s data-models-deployment-monetization flywheel.

•Revenue Diversification: Revenue mix expanding beyond delivery fees to include branding and advertising, software and data licensing, and recurring healthcare revenue from Diligent Robotics. Underlying recurring revenues grew over 4x during the year, from approximately $200 thousand in Q1 to over $800 thousand in Q4.

Fourth Quarter and Full Year Financial Highlights
•Revenue: Revenue of $0.9 million in the fourth quarter exceeded prior guidance and increased roughly 400% compared to fourth quarter 2024. Full year 2025 revenue was $2.7 million, above prior guidance of $2.5 million.
•Balance Sheet: Maintained a strong liquidity position of $260 million in cash and marketable securities as of December 31, 2025.

•Outlook: Raised 2026 revenue guidance to approximately $26 million and expects 2026 capital expenditures of approximately $25 million.

Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Daily Active Robots (1)	547	312	57	273	52
Daily Supply Hours (2)	6,676	3,781	455	3,196	401
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing daily deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are ready to accept offers and perform daily deliveries during the period.

Table 2
Disaggregation of Revenue
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Fleet services	$648	$433	$177	$1,622	$627
Software services	234	254	—	1,029	1,186
	$882	$687	$177	$2,651	$1,813

Quarterly Conference Call Information
Management will host a conference call and webcast today at 8:00 a.m. PT / 11:00 a.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve's website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 800-715-9871 and referencing conference ID 7680981.
About Serve

Serve Robotics designs and operates autonomous robots that navigate and operate in complex, human-centric environments. Since spinning off from Uber in 2021, Serve has deployed more than 2,000 robots across the U.S., reaching a population of approximately 3 million and supporting delivery for more than 3,600 restaurants. In 2026, Serve acquired Diligent Robotics, expanding its operations beyond sidewalk delivery into indoor service robots used in hospitals. Serve designs both the hardware and software behind its robots, enabling them to operate safely in public and private environments at scale.

For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.
Forward Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include statements regarding the Company’s future revenue generation, business and investment strategy, timing of robot manufacturing and deployment, ability to expand to additional markets, capabilities of the Company’s robots, outcomes of planned and completed acquisitions, partnerships with multiple delivery platforms, and timing and ability to scale to commercial production.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in our Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Non-GAAP Measures of Financial Performance

To supplement the Company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following non-GAAP measures of financial performance are included in this release: non-GAAP cost of sales, non-GAAP general and administrative expense, non-GAAP research and development expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, adjusted EBITDA, non-GAAP net loss before income taxes, non-GAAP net loss and non-GAAP earnings per share.

The Company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The Company also believes that providing this information allows investors to not only better understand the Company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.

As such, the Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the Company’s financial and operational performance. The Company defines its non-GAAP measures by excluding stock-based compensation.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the Company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

To the extent that the Company presents any forward-looking non-GAAP financial measures, the Company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Contacts

Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Consolidated Balance Sheets
(In thousands, except for per share data)
(Unaudited)

	As of December 31, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$106,239	$123,266
Short-term marketable securities	127,170	—
Accounts receivable, net	851	87
Inventory	—	310
Prepaid expenses	6,042	1,397
Other receivables	696	192
Other current assets	77	—
Total current assets	241,075	125,252
Property and equipment, net	47,013	11,963
Long-term marketable securities	26,344	—
Intangible assets, net	31,313	—
Goodwill	15,530	—
Operating lease right-of-use assets	5,369	1,808
Other non-current assets	1,107	578
Total assets	$367,751	$139,601

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,014	$4,902
Accrued liabilities	6,482	655
Deferred revenue	2	20
Operating lease liabilities, current	1,800	666
Financing lease liabilities, current	—	564
Total current liabilities	13,298	6,807
Operating lease liabilities, non-current	3,454	1,113
Deferred tax liabilities	255	—
Total liabilities	17,008	7,920

Stockholders’ equity:
Preferred stock, 0.0001 par value, 10,000,000 shares authorized, no shares issued or outstanding as of both December 31, 2025 and 2024	—	—
Common stock, 0.0001 par value; 300,000,000 shares authorized, 74,781,782 and 51,396,574 shares issued and 74,734,949 and 51,288,566 shares outstanding as of December 31, 2025 and 2024, respectively	7	5
Additional paid-in capital	559,485	239,201
Accumulated other comprehensive income	138	—
Accumulated deficit	(208,886)	(107,525)
Total stockholders’ equity	350,744	131,681
Total liabilities and stockholders’ equity	$367,751	$139,601

Table 4
Serve Robotics Inc.
Condensed Consolidated Statement of Operations
(In thousands, except for shares and per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues	$882	$687	$177	$2,651	$1,813
Cost of revenues	7,557	5,066	832	18,033	1,888
Gross loss	(6,675)	(4,379)	(656)	(15,382)	(75)

Operating expenses:
Research and development	15,853	13,414	6,821	45,267	24,255
General and administrative	11,137	13,153	5,232	37,118	10,093
Operations	5,321	2,987	959	12,101	3,289
Sales and marketing	1,316	883	(91)	2,901	577
Total operating expenses	33,627	30,437	12,921	97,387	38,214
Loss from operations	(40,302)	(34,816)	(13,577)	(112,769)	(38,289)
Other income (expense), net	2,373	1,796	457	7,752	(902)
Net loss before income taxes	(37,929)	(33,020)	(13,120)	(105,017)	(39,191)
Benefit from income taxes	3,656	—	—	3,656	—
Net loss	$(34,273)	$(33,020)	$(13,120)	$(101,361)	$(39,191)

Weighted average common shares outstanding - basic and diluted	73,829,726	61,343,218	36,658,834	62,284,449	36,658,834
Net loss per common share - basic and diluted	$(0.46)	$(0.54)	$(0.36)	$(1.63)	$(1.07)

Table 5
Serve Robotics Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31
	2025	2024
Cash flows from operating activities:
Net loss	$(101,361)	$(39,191)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	21,252	14,555
Depreciation & amortization	8,213	310
Deferred income taxes	(4,702)	—
Accretion of discount on available-for-sale securities	(1,073)	—
Amortization of debt discount	—	1,678
Change in fair value of derivative liability	—	222
Changes in operating assets and liabilities, net of effects of businesses acquired:
Accounts receivable, net	(697)	(84)
Inventory	—	465
Prepaid expenses	(4,634)	(720)
Other receivables	(498)	(192)
Accounts payable	(2,017)	872
Accrued liabilities	6,708	477
Deferred revenue	(18)	20
Operating lease liabilities	(1,413)	46
Net cash used in operating activities	(80,240)	(80,240)
Cash flows from investing activities:
Purchases of marketable securities	(203,752)	—
Proceeds from maturities and sales of marketable securities	51,500	—
Purchases of property and equipment	(37,334)	(10,252)
Acquisitions, net of cash acquired	(7,502)	—
Security deposits	(506)	(66)
Capitalized implementation costs	(405)	—
Net cash used in investing activities	(197,999)	(10,318)
Cash flows from financing activities:
Proceeds from issuance of common, net of offering costs	170,773	35,849
Proceeds from issuance of common stock under the 2025 Equity Distribution Agreement, net of offering costs	78,723	77,596
Proceeds from exercise of warrants	11,431	22,449
Proceeds from exercise of options	423	367
Repayments of financing lease liability	(186)	(1,782)
Proceeds from short-swing profit disgorgement	48	—
Proceeds from issuance of pre-funded warrants to purchase common stock in connection with private placement, net of issuance costs	—	17,116
Proceeds from convertible notes payable, net of offering costs	—	4,845
Repayments of note payable	—	(1,250)
Repayment of note payable, related party	—	(70)
Net cash provided by financing activities	261,212	155,120
Effect of exchange rate changes on cash and cash equivalents	1	—
Net change in cash and cash equivalents	(17,027)	123,260
Cash and cash equivalents at beginning of year	123,266	7
Cash and cash equivalents at end of year	$106,239	$123,266

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net loss on GAAP basis	$(34,273)	$(33,020)	$(13,119)	$(101,361)	$(39,191)
Interest income	(1,978)	(1,707)	(490)	(7,271)	(1,279)
Interest expense	—	—	33	3	1,959
Acquisition related expenses	743	1,040	—	2,022	—
Finance lease purchase option	—	—	—	2,246	—
Depreciation & amortization	4,826	2,095	273	8,213	310
Stock-based compensation	6,333	6,642	4,624	21,252	14,555
Benefit from income taxes	(3,656)	—	—	(3,656)	—
Adjusted EBITDA	$(28,005)	$(24,950)	$(8,678)	$(78,552)	$(23,646)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(In thousands, except for shares and per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP cost of revenues	$7,557	$5,066	$832	$18,033	$1,888
Stock-based compensation	—	—	—	—	—
Non-GAAP cost of revenues	7,557	5,066	832	18,033	1,888

GAAP research and development expense	$15,853	$13,414	$6,821	$45,267	$24,255
Stock-based compensation	3,062	2,680	2,446	9,829	11,492
Non-GAAP research and development expense	12,791	10,734	4,375	35,438	12,763

GAAP general & administrative expense	$11,137	$13,153	$5,232	$37,118	$10,093
Stock-based compensation	2,819	3,712	2,217	10,416	2,834
Amortization of intangible assets	1,553	913	—	2,489	—
Finance lease purchase option	—	—	—	2,246	—
Acquisition related expenses	743	1,040	—	2,022	—
Non-GAAP general and administrative expense	6,022	7,488	3,015	19,945	7,259

GAAP operations expense	$5,321	$2,987	$959	$12,101	$3,289
Stock-based compensation	338	147	(45)	661	146
Legal settlement	409	—	—	409	—
Non-GAAP operations expense	4,574	2,840	1,004	11,031	3,143

GAAP sales and marketing expense	$1,316	$883	$(91)	$2,901	$577
Stock-based compensation	113	103	7	345	83
Amortization of intangible assets	5	2	—	7	—
Non-GAAP sales and marketing expense	1,198	778	(98)	2,549	494

GAAP operating expense	$33,627	$30,437	$12,921	$97,387	$38,214
Stock-based compensation	6,333	6,642	4,625	21,252	14,555
Amortization of intangible assets	1,558	915	—	2,496	—
Finance lease purchase option	—	—	—	2,246	—
Acquisition related expenses	743	1,040	—	2,022	—
Legal settlement	409	—	—	409	—
Non-GAAP operating expenses	24,584	21,840	8,296	68,962	23,659

GAAP net loss before income taxes	$(37,929)	$(33,020)	$(13,120)	$(105,017)	$(39,191)
Stock-based compensation	6,333	6,642	4,625	21,252	14,555
Amortization of intangible assets	1,558	915	—	2,496	—
Finance lease purchase option	—	—	—	2,246	—
Acquisition related expenses	743	1,040	—	2,022	—
Legal settlement	409	—	—	409	—
Non-GAAP net loss before income taxes	(28,886)	(24,423)	(8,495)	(76,592)	(24,636)

GAAP net loss	$(34,273)	$(33,020)	$(13,120)	$(101,361)	$(39,191)
Stock-based compensation	6,333	6,642	4,625	21,252	14,555
Amortization of intangible assets	1,558	915	—	2,496	—
Finance lease purchase option	—	—	—	2,246	—
Acquisition related expenses	743	1,040	—	2,022	—
Legal settlement	409	—	—	409	—
Non-GAAP net loss	$(25,230)	$(24,423)	$(8,495)	$(72,937)	$(24,636)

Weighted average common shares outstanding - basic and diluted	73,829,726	61,343,218	36,658,834	62,284,449	36,658,834
GAAP basic and diluted net loss per Common share	$(0.46)	$(0.54)	$(0.36)	$(1.63)	$(1.07)
Non-GAAP basic and diluted net loss per Common share	$(0.34)	$(0.40)	$(0.23)	$(1.17)	$(0.67)